UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________________________________
FORM 8-K
 ________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2023

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FLEETCOR Technologies, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2023, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 70,401,349 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect eleven directors nominated by the Board for a one-year term:

NOMINEES

Steven T. Stull
FOR: 46,815,487
AGAINST: 19,663,650
ABSTAIN: 20,981
BROKER NON-VOTES: 3,901,231

Annabelle Bexiga
FOR: 66,093,503
AGAINST: 388,985
ABSTAIN: 17,630
BROKER NON-VOTES: 3,901,231

Michael Buckman
FOR: 66,075,132
AGAINST: 406,421
ABSTAIN: 18,565
BROKER NON-VOTES: 3,901,231

Ronald F. Clarke
FOR: 62,571,985
AGAINST: 3,894,124
ABSTAIN: 34,009
BROKER NON-VOTES: 3,901,231

Joseph W. Farrelly
FOR: 50,725,090
AGAINST: 15,754,715
ABSTAIN: 20,313
BROKER NON-VOTES: 3,901,231

Rahul Gupta
FOR: 65,995,527
AGAINST: 487,556
ABSTAIN: 17,035
BROKER NON-VOTES: 3,901,231

Thomas M. Hagerty
FOR: 36,304,412
AGAINST: 30,147,094
ABSTAIN: 48,612
BROKER NON-VOTES: 3,901,231

Archie L. Jones, Jr.
FOR: 64,099,254
AGAINST: 2,381,741
ABSTAIN: 19,123
BROKER NON-VOTES: 3,901,231

Hala G. Moddelmog
FOR: 44,187,838
AGAINST: 22,279,498
ABSTAIN: 32,782
BROKER NON-VOTES: 3,901,231

Richard Macchia
FOR: 63,680,615
AGAINST: 2,800,867
ABSTAIN: 18,636
BROKER NON-VOTES: 3,901,231

Jeffrey S. Sloan
FOR: 66,120,172
AGAINST: 361,987
ABSTAIN: 17,959
BROKER NON-VOTES: 3,901,231

II. Ratify the reappointment of Ernst & Young LLP as FLEETCOR’s independent public accounting firm for 2023:

FOR: 67,604,811
AGAINST: 2,778,403
ABSTAIN: 18,135
BROKER NON-VOTES: N/A

III. Advisory vote to approve named executive officer compensation:

FOR: 40,105,923
AGAINST: 26,367,645
ABSTAIN: 26,550
BROKER NON-VOTES: 3,901,231

IV. Advisory vote of the frequency of shareholder voting on compensation of named executive officers:

One Year: 65,719,608
Two Year: 20,270
Three Year: 748,494
ABSTAIN: 11,746

V. Shareholder proposal to modify the shareholder right to call a special shareholder meeting:

FOR: 24,596,800
AGAINST: 41,864,632
ABSTAIN: 38,686
BROKER NON-VOTES: 3,901,231

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

June 15, 2023	By: /s/ Daniel Fishbein
Name: Daniel Fishbein
Title: General Counsel

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).